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                                                                   Exhibit 10.05

                               FOURTH AMENDMENT TO
                              AMENDED AND RESTATED
                        EDUCATION MANAGEMENT CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN

                  Pursuant to Section 12.01 of the Education Management Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan"), the Plan is hereby amended as follows, effective as of November 21, 1996:

                  1. Section 10.01(b) of the Plan is hereby amended and restated in its entirety as follows:

                  (b) Other Separation from Service. Effective as of January 1, 1997, a Participant whose employment ends for reasons or under circumstances other than as described in subsection (a) shall receive, or begin to receive, his or her Capital Accumulation within or beginning within one year after the applicable date set forth below:

                           (1)      with respect to a Participant whose
                                    employment with the Company terminates on or before December 31, 1993, as soon as practicable after December 31, 1996, but in no event later than December 31, 1997;

                           (2)      with respect to a Participant whose
                                    employment with the Company terminates on or before December 31, 1995, and after December 31, 1993, as soon as practicable after December 31, 1997, but in no event later than December 31, 1998;

                           (3)      with respect to a Participant whose
                                    employment with the Company terminates on or before December 31, 1997, and after December 31, 1995, as soon as practicable after December 31, 1998, but in no event later than December 31, 1999; and

                           (4)      with respect to a Participant whose
                                    employment with the Company terminates on or before December 31, 1998, and after December 31, 1997, as soon as practicable after December 31, 1999, but in no event later than December 31, 2000; and

                           (5)      with respect to a Participant whose
                                    employment with the Company terminates after December 31, 1998, as soon as practicable and in no event later than one year after the end of the Plan Year in which his or her employment terminates.


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                  2. Section 10.01(d) of the Plan is hereby amended by inserting the following at the end thereof:

                  Notwithstanding the foregoing, if a Participant's Capital Accumulation is (i) $3,500 or less, and (ii) otherwise distributable pursuant to the provisions of this Section 10.01 during the 1996 calendar year, such Participant may elect to receive distribution of his or her Capital Accumulation as soon as practicable after December 31, 1996, but in no event later than December 31, 1997; provided, however, that, if, at the time of such deferred distribution, such Participant's Capital Accumulation is more than $3,500, such Participant shall have the right to defer the date of distribution of his or her benefit in accordance with the first sentence of this
                  Section 10.01(d).

                  3. Section 10.04 of the Plan is hereby amended and restated in its entirety as follows:

                  10.04 Distribution in Cash or Company Stock.

                           (a) Distributions Prior to January 1, 1997. Effective for distributions prior to January 1, 1997, a Participant's benefits shall generally be paid in cash. In connection with such distribution, the Committee shall cause the Participant's Company Stock Account to be converted into cash based upon the then fair market value of such Company Stock, with the resulting cash and the balance of the Other Investments Account paid to the Participant or his or her Beneficiary. However, a Participant or his or her Beneficiary, as the case may be, shall have the right to demand that the Participant's benefits attributable to his or her Company Stock Account and his or her Other Investments Account be paid in the form of shares of Employer Securities, provided such a request is made in writing within sixty (60) days after the Committee furnishes notice of the Participant's right to elect the stock distribution. In that event, the Committee shall cause the Participant's Other Investments Account and any shares of Company Stock other than Employer Securities in the Participant's Company Stock Account to be converted into or exchanged for shares of Employer Securities and distributed to the Participant or his or her Beneficiary along with any shares of Employer Securities held in the Participant's Company Stock Account, provided that the value of any fractional share shall be paid in cash. Notwithstanding any other provision of this Section 10.04(a), effective as of January 1, 1996, with respect to the portion of a Participant's Company Stock Account and Other Investments Account that is held in



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                                    the form of shares of the Company's Common
                                    Stock, all required minimum distributions from the Plan pursuant to Section 401(a)(9) of the Code shall be paid in the form of shares of Company Stock.

                           (b) Distributions on or After January 1, 1997. Effective for distributions on or after January 1, 1997, a Participant's benefits shall be distributed as set forth in Section 10.04(a); provided, however, that the portion of such Participant's Company Stock Account and Other Investments Account that is held in the form of shares of the Company's Common Stock shall, if the Company's Common Stock is then traded on a national securities exchange, be paid in the form of shares of Company Stock.


                    EXECUTION OF FOURTH AMENDMENT TO THE PLAN

                  To record the adoption of this Fourth Amendment to the Plan, the Company has caused its appropriate officers to affix the Company's corporate name and seal hereto this _____ day of _________ 1997.

                                           EDUCATION MANAGEMENT CORPORATION


                                           By:__________________________________

                                           Title:_______________________________



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